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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 16, 2006

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     1-7598                94-2359345
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  (State or Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)                Number)            Identification No.)

               3100 Hansen Way, Palo Alto, CA                  94304-1030
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          (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

         On February 16, 2006, the stockholders of Varian Medical Systems, Inc. (the "Company") approved the Varian Medical Systems, Inc. Amended and Restated 2005 Omnibus Stock Plan (the "Amended 2005 Omnibus Stock Plan"), which was amended to provide for the grant of Deferred Stock Units to non-employee directors. The Company previously reported a description of the terms and conditions of the Amended 2005 Omnibus Stock Plan in its Notice and Proxy Statement for its 2006 Annual Meeting of Stockholders.

Item 9.01.   Financial Statements and Exhibits.

       (d)   Exhibits.

             99.1 Varian Medical Systems, Inc. Amended and Restated 2005 Omnibus Stock Plan.

             99.2 Form of Grant Agreement for Deferred Stock Units under the Varian Medical Systems, Inc. Amended and Restated 2005 Omnibus Stock Plan.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Varian Medical Systems, Inc.


                                            By:    /s/ John W. Kuo
                                                   -----------------------------
                                            Name:  John W. Kuo
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary

Dated:  February 16, 2006

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                                  EXHIBIT INDEX

Number                                    Exhibit
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 99.1      Varian Medical Systems, Inc. Amended and Restated 2005 Omnibus
           Stock Plan.

 99.2 Form of Grant Agreement for Deferred Stock Units under the Varian Medical Systems, Inc. Amended and Restated 2005 Omnibus Stock Plan.